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                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement
     [X] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                                  Mesa, Inc.
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                (Name of Registrant as Specified in its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:


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     (2) Aggregate number of securities to which transaction applies:


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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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     (4) Proposed maximum aggregate value of transaction:


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     (5) Total fee paid:

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:


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     (2) Form, Schedule or Registration Statement No.:


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     (3) Filing Party:


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     (4) Date Filed:


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[MESA INC. LOGO]               IMPORTANT REMINDER
                                  TO MESA INC.
                                  STOCKHOLDERS

Proxy materials were previously sent to you requesting your vote at the August 7, 1997 Special Meeting of MESA stockholders to consider certain matters pertaining to the proposed merger with Parker & Parsley Petroleum Company. According to the latest records available, your proxy has not yet been received.

Due to the nature of the proposals to be voted on at the meeting, your shares cannot be voted without a signed and completed proxy card. By not voting, your shares will actually have the effect of voting against the merger.

Please do not let the Special Meeting pass without expressing your opinion on the proposed merger with Parker & Parsley. If you have previously voted, we apologize for the inconvenience, but request that you still COMPLETE AND MAIL THE ENCLOSED PROXY CARD IN THE RETURN POSTAGE-PAID ENVELOPE PROVIDED. This will ensure that your vote is received and recorded in a timely manner.

If you need additional copies of the proxy statement or other information regarding the Special Meeting, please contact Morrow & Co., the information agent, at 1-800-566-9058.

     MESA'S BOARD OF DIRECTORS URGES STOCKHOLDERS TO VOTE FOR EACH PROPOSAL
                              PLEASE ACT PROMPTLY